UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):                                                                                     October 20, 2010

EMERGING CTA PORTFOLIO L.P.
(Exact name of registrant as specified in its charter)

New York (State or other jurisdiction of incorporation)	000-53211 (Commission File Number)	04-3768983 (IRS Employer Identification No.)
c/o Ceres Managed Futures LLC
522 Fifth Avenue - 14th Floor
New York, New York 10036
(Address and Zip Code of principal executive offices)

Registrant’s telephone number, including area code:                                            (212) 296-1999

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03                      Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 20, 2010, the Registrant’s limited partnership agreement (the “Agreement”) was amended and restated to amend the transferability provisions of the Partnership to provide limited partners with greater flexibility to transfer units, and to incorporate other minor revisions into the Agreement.

Item 9.01                      Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description
3.2	Second Amended and Restated Limited Partnership Agreement of the Registrant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERGING CTA PORTFOLIO L.P.

By: Ceres Managed Futures LLC, General Partner

By: /s/ Walter Davis
Walter Davis
President and Director

By: /s/ Jennifer Magro
Jennifer Magro
Chief Financial Officer, Secretary
and Director

Date:  November 1, 2010